                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  November 18, 1998
                                                 -------------------

                         Watson Pharmaceuticals, Inc.
                 ---------------------------------------------
            (Exact name of registrant as specified in its charter)



            Nevada                      0-20045               95-3872914
-------------------------------       ------------        -------------------
(State or other jurisdiction          (Commission         (I.R.S. Employer
      of incorporation)               File number)        Identification No.)


311 Bonnie Circle
Corona, CA                                                     91720
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(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code:  (909) 270-1400
                                                     --------------



          -----------------------------------------------------------
          Former name or former address, if changed since last report


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Item 2.    Acquisition or Disposition of Assets.
           ------------------------------------

On November 18, 1998, Watson Laboratories, Inc. ("Watson"), a wholly owned subsidiary of Watson Pharmaceuticals, Inc. (the "Registrant"), completed its acquisition from G. D. Searle & Co. ("Searle"), of the U.S. rights to three oral contraceptive products, Tri-Norinyl(R), Norinyl(R) and Brevicon(R), for $120 million cash. The purchase price was paid from cash on hand and was determined based on arms-length negotiation between the two parties. Watson and Searle have also entered into a supply agreement under which Watson will have the right to purchase these products from Searle for three years; the first two years in finished package form and the third year in bulk tablet form.

Copies of the agreements between Watson and Searle and the Registrant's press release dated November 18, 1998, are attached hereto as noted in Item 7., below.


Item 7. Exhibits.
        ---------

(c)    Exhibits

10.1 Asset Purchase Agreement dated September 18, 1998 by and between Watson Laboratories, Inc. and G. D. Searle & Co. *

10.2 Supply Agreement dated November 18, 1998 by and between Watson Laboratories, Inc. and G. D. Searle & Co.*

99.1   Press release of Watson Pharmaceuticals, Inc. dated November 18, 1998.

(*) The Registrant has submitted a confidential treatment request relating to certain provisions of these agreements with the Securities and Exchange Commission.

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                                   SIGNATURE
                                   ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  December 3, 1998               WATSON PHARMACEUTICALS, INC.

                                       By:  /s/ ROBERT FUNSTEN
                                       Name: Robert Funsten
                                       Title: Vice President - Legal Affairs

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                          WATSON PHARMACEUTICALS, INC.
                                 EXHIBIT INDEX
                                    FORM 8-K

Exhibit
Number    Description of Document                                           Page
-------   -----------------------                                           ----
 10.1 Asset Purchase Agreement dated September 18, 1998 by and between Watson Laboratories, Inc. and G. D. Searle & Co. *

 10.2 Supply Agreement dated November 18, 1998 by and between Watson Laboratories, Inc. and G. D. Searle & Co.*

 99.1     Press release of Watson Pharmaceuticals, Inc. dated November 18,
          1998.

(*) The Registrant has submitted a confidential treatment request relating to certain provisions of these agreements with the Securities and Exchange Commission.

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